                          NATIONS GOVERNMENT INCOME
                            TERM TRUST 2004, INC.

                                   S E M I
                                 A N N U A L
                                 R E P O R T
                     For the Period Ended June 30, 1997


                                                          --------------------
                                                                     NATIONS
                                                          --------------------

                                                          --------------------
                                                                  GOVERNMENT
                                                          --------------------

                                                          --------------------
                                                                 INCOME TERM
                                                          --------------------

                                                          --------------------
                                                                  TRUST 2004
                                                          --------------------

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        NOT                     MAY LOSE VALUE
        FDIC-
        INSURED                 NO BANK GUARANTEE
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SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
--------------------------------------------------------------------------------

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

     We welcome this opportunity to provide you with the semiannual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the six-month period ending June 30, 1997, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

     The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGF." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about February 28, 2004.

PORTFOLIO PERFORMANCE*

     For the six-month period ending June 30, 1997, the Company distributed net investment income of $0.32 per share. The June dividend of $0.0494 per share represents a slight reduction from the previous dividend. Over the last few months, short-term interest rates have risen and the yield curve has flattened, resulting in a reduction in the level of income generated by the Company. The dividend was reduced to better reflect the level of income being generated by the Company's portfolio. This dividend rate equates to an annualized yield of 5.93% based on the initial offering price of $10.00 per share. In addition, the dividend rate of $0.0494 per month translates into a current annualized yield of 6.97% based upon the closing market price of $8.50 per share on June 30, 1997. The net asset value of the Company's shares on June 30, 1997 was $9.38.

MARKET ENVIRONMENT

     Economic themes of reasonable Gross Domestic Product (GDP) and jobs growth, declining inflation, high productivity, and limited corporate pricing power have contributed to an environment that continues to be supportive of fixed income investments. The Federal Reserve Board did raise interest rates modestly (0.25%) in March of 1997 as GDP moved briefly above its non-inflationary trend, and this was perceived as an appropriate and timely preemptive strike against any threat of inflation. The bond market has continued its range bound pattern, with yields on the 10-year U.S. Treasury Note contained within a 6%-7% band for the period. This low volatility market has been positive for fixed income securities, and has contributed to portfolio performance.

MARKET OUTLOOK

     Prospects for the bond market are good for the balance of the year. We believe economic expansion should continue, but we don't look for excesses to develop that would cause inflation concerns. Bond market yields have become increasingly efficient at moving to offset the impact of any growth that appears to be above or below the long-term non-inflationary trend. This has contributed to a dampening of volatility of the business cycle, and we see nothing ahead that would disrupt this pattern. This, in turn, suggests continued positive prospects for the bond market in the year ahead.

Sincerely,


/s/ Mark H. Williamson

Mark H. Williamson
President
June 30, 1997

---------------
*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   SCHEDULE OF INVESTMENTS                             JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                                           VALUE
  AMOUNT                                                                            (NOTE 1)
=============================================================================================
MORTGAGE-BACKED SECURITIES -- 80.3%
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 26.8%
              REMIC:
$ 3,585,198   Series 1489 VB, CMO, Inverse Floater, 6.686% 10/15/07**...........  $ 3,220,673
  4,000,000   Series 1544 SA, CMO, TAC, Inverse Floater, 7.150% 07/15/08**......    3,691,689
  1,861,171   Series 1550 SD, CMO, TAC, Inverse Floater, 5.571% 07/15/08**......    1,597,559
  5,115,354   Series 1693 SC, CMO, TAC, Inverse Floater, 5.60% 03/15/09**.......    3,997,880
 10,000,000   Series 1720 E, CMO, VADM, 7.500% 12/15/09.........................    9,998,924
  6,563,096   Series 1688 M, CMO, SEQ, 6.000% 08/15/13..........................    6,124,714
  2,936,000   Series 1437 W, CMO, PAC, Inverse Floater, 8.166% 11/15/19**.......    2,804,361
  1,448,999   Series 1644 NB, PAC, Inverse Floater, 5.60% 12/15/23**............    1,328,043
                                                                                  -----------
                                                                                   32,763,843
                                                                                  -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 46.1%
              REMIC:
 10,000,000   Certificate 93-12 ED, CMO, VADM, 7.500% 02/25/06..................   10,285,510
 10,000,000   Certificate 92-193 HD, CMO, PAC, 7.000% 11/25/07..................   10,030,511
  3,128,864   Certificate 93-214 SP, CMO, PAC, Inverse Floater, 4.274%
                12/25/08**......................................................    2,853,710
  1,738,276   Certificate 93-231 SA, CMO, Inverse Floater, 5.344% 12/25/08**....    1,478,349
 10,000,000   Certificate 94-82 B, CMO, TAC, 8.000% 03/25/17....................   10,141,167
 10,000,000   Certificate 93-2 G, CMO, PAC, 7.000% 01/25/18.....................   10,024,036
  2,547,595   Certificate 91-162 SA, PAC, Inverse Floater, 10.23% 04/25/20**....    2,563,945
  5,073,852   Certificate 93-247 SK, CMO, TAC, Inverse Floater, 9.559%
                02/25/23**......................................................    5,074,195
  2,547,367   Certificate 93-179 SG, TAC, Inverse Floater, 5.036% 10/25/23**....    2,313,233
  1,713,261   Certificate 93-202 VB, PAC, Inverse Floater, 5.165% 11/25/23**....    1,550,801
                                                                                  -----------
                                                                                   56,315,457
                                                                                  -----------
              WHOLE LOAN COLLATERAL -- 7.4%
  5,000,000   General Electric Capital Mortgage Services Inc., CMO, TAC,
                Series 1994-13, Class A-8, 6.500% 04/25/24......................    4,623,654
  4,730,303   Residential Funding Mortgage, CMO, TAC,
                Series 1993-S48, Class A-8, 6.500% 12/25/08.....................    4,460,991
                                                                                  -----------
                                                                                    9,084,645
                                                                                  -----------
              TOTAL MORTGAGE-BACKED SECURITIES (Cost $98,789,246)...............   98,163,945
                                                                                  ===========
MUNICIPAL BONDS -- 10.9%
  3,340,000   Conroe, Texas, Independent School District, 5.500% 02/01/04***....    2,418,828
  2,000,000   Kentucky State Turnpike Authority, Development Revenue, 5.034%
                01/01/04***.....................................................    1,463,580
  2,080,000   Lower Colorado River Authority, Texas, Series B 5.450%
                01/01/04***.....................................................    1,520,210
  2,500,000   San Antonio, Texas, Electric and Gas Revenue, 5.037%
                02/01/04***.....................................................    1,810,500
  3,165,000   Texas State Capital Appreciation, 5.160% 04/01/04***..............    2,273,451
  3,845,000   University of Illinois, Revenue Auxiliary, 5.050% 04/01/04***.....    2,752,828
  1,500,000   Washington State Public Power Supply, 5.300% 07/01/04***..........    1,060,725
                                                                                  -----------
              TOTAL MUNICIPAL BONDS (Cost $13,091,601)..........................   13,300,122
                                                                                  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   SCHEDULE OF INVESTMENTS (CONTINUED)                 JUNE 30, 1996 (UNAUDITED)
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 PRINCIPAL                                                                           VALUE
  AMOUNT                                                                            (NOTE 1)
==============================================================================================
U.S. TREASURY OBLIGATIONS -- 8.3%
              U.S. TREASURY BILL -- 0.1%
$   165,000   5.100% 09/25/97***................................................  $    163,080
              U.S. TREASURY NOTE -- 7.5%
  9,220,000   5.875% 02/15/04...................................................     8,930,435
    190,000   6.000% 11/30/97...................................................       190,327
              U.S. TREASURY STRIP -- 0.7%
  1,172,000   6.138% 11/15/01***................................................       891,001
                                                                                  ------------
              TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,995,666).................    10,174,843
                                                                                  ============
TOTAL INVESTMENTS (Cost $121,876,513*).................................    99.5%   121,638,910
OTHER ASSETS AND LIABILITIES (NET).....................................     0.5        634,835
                                                                          -----   ------------
NET ASSETS.............................................................   100.0%  $122,273,745
                                                                          =====   ============

---------------

  * Aggregate cost for Federal tax purposes.
 ** Current coupon rate at June 30, 1997.
*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:

CMO     Collateralized Mortgage Obligation
PAC     Planned Amortization Class
REMIC   Real Estate Mortgage Investment Conduit
SEQ     Sequential Payment Class
TAC     Targeted Amortization Class
VADM    Very Accurately Defined Maturity

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost $121,876,513) (Note 1)
       See accompanying schedule..................................                $121,638,910
     Cash.........................................................                      17,917
     Interest receivable..........................................                     673,109
     Receivable for investment securities sold....................                      35,200
     Unamortized organization costs (Note 5)......................                       3,000
     Prepaid expenses.............................................                       2,508
                                                                                  ------------
          Total Assets............................................                 122,370,644
LIABILITIES:
     Payable for repurchase of common shares (Note 4).............    $49,590
     Accrued legal and audit fees.................................     21,955
     Accrued shareholder reports expense..........................      9,780
     Transfer agent fees payable (Note 2).........................      8,076
     Custodian fees payable (Note 2)..............................      1,975
     Administration fee payable (Note 2)..........................      3,333
     Accrued directors' fees and expenses (Note 2)................        750
     Accrued expenses and other payables..........................      1,440
                                                                      -------
          Total Liabilities.......................................                      96,899
                                                                                  ------------
NET ASSETS........................................................                $122,273,745
                                                                                  ============
NET ASSETS consist of: (Note 7)
     Undistributed net investment income..........................                $    988,609
     Accumulated net realized loss on investments sold............                  (2,735,050)
     Net unrealized depreciation of investments...................                    (237,603)
     Common Stock at par value (Note 4)...........................                      13,040
     Paid-in capital in excess of par value.......................                 124,244,749
                                                                                  ------------
          Total Net Assets........................................                $122,273,745
                                                                                  ============
NET ASSET VALUE PER SHARE:
  ($122,273,745 / 13,040,106 shares of common stock
     outstanding).................................................                       $9.38
                                                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
     Interest.....................................................                  $5,113,629
                                                                                    ----------
EXPENSES:
     Investment advisory fee (Note 2).............................    $ 304,341
     Administration fee (Note 2)..................................      152,170
     Transfer agent fees (Note 2).................................       48,316
     Legal and audit fees.........................................       32,036
     Custodian fees (Note 2)......................................       12,872
     Directors' fees and expenses (Note 2)........................        3,750
     Amortization of organization costs (Note 5)..................          900
     Other........................................................       52,066
     Fees waived by investment adviser and administrator (Note
      2)..........................................................     (436,511)
                                                                      ---------
          Total Expenses..........................................      169,940
     Fees reduced by credits allowed by the custodian (Note 2)....       (2,730)
                                                                      ---------
          Net Expenses............................................                     167,210
                                                                                    ----------
NET INVESTMENT INCOME.............................................                   4,946,419
                                                                                    ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 3):
     Net realized gain/(loss) on investments sold during the
      period......................................................                     (72,398)
     Net change in unrealized appreciation/(depreciation) of
      investments during the period...............................                     455,743
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                     383,345
                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                  $5,329,764
                                                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     SIX MONTHS
                                                                       ENDED           YEAR
                                                                      06/30/97        ENDED
                                                                    (UNAUDITED)      12/31/96
                                                                    ===========================
Net investment income.............................................  $  4,946,419   $  9,977,175
Net realized gain/(loss) on investments sold......................       (72,398)        16,959
Net change in unrealized appreciation/(depreciation) of
  investments.....................................................       455,743     (4,630,719)
                                                                    ------------   ------------
Net increase in net assets resulting from operations..............     5,329,764      5,363,415
Distributions to shareholders from net investment income..........    (4,224,856)    (8,973,253)
Net decrease in net assets from Company share transactions
  (Note 4)........................................................    (4,404,380)    (4,005,860)
Increase due to capital contribution (Note 7).....................            --      8,800,880
                                                                    ------------   ------------
Net increase/(decrease) in net assets.............................    (3,299,472)     1,185,182
NET ASSETS:
Beginning of period...............................................   125,573,217    124,388,035
                                                                    ------------   ------------
End of period (including undistributed net investment income of
  $988,609 and $267,046 respectively).............................  $122,273,745   $125,573,217
                                                                    ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            SIX MONTHS
                                               ENDED              YEAR             YEAR          PERIOD
                                           06/30/1997+++          ENDED           ENDED           ENDED
                                            (UNAUDITED)        12/31/96+++       12/31/95       12/31/94*
                                           =============       ===========       ========       =========
Operating performance:
Net asset value, beginning of period......    $   9.27           $   8.86        $   7.62        $   9.45#
                                              --------           --------        --------        --------
Net investment income.....................        0.37               0.72            0.66            0.57
Net realized and unrealized gain/(loss) on
  investments.............................        0.02              (0.33)           1.23           (1.85)
                                              --------           --------        --------        --------
Net increase/(decrease) in net assets
  resulting from investment operations....        0.39               0.39            1.89           (1.28)
Distributions to shareholders:
Dividends from net investment income......       (0.32)             (0.65)          (0.64)          (0.55)
Distributions in excess of net investment
  income..................................          --                 --           (0.01)             --
                                              --------           --------        --------        --------
Total distributions.......................       (0.32)             (0.65)          (0.65)          (0.55)
Increase from repurchase of common shares
  (Note 4)................................        0.04               0.04              --              --
Increase due to capital contribution (Note
  7)......................................          --               0.63              --              --
                                              --------           --------        --------        --------
Net increase/(decrease) in net assets.....        0.11               0.41            1.24           (1.83)
                                              --------           --------        --------        --------
Net asset value, end of period............    $   9.38           $   9.27        $   8.86        $   7.62
                                              ========           ========        ========        ========
Market value, end of period...............    $  8.500           $  8.000        $  8.000        $  6.875
                                              ========           ========        ========        ========
Total return++............................       11.05%              8.27%          26.29%         (22.12)%
                                              ========           ========        ========        ========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)......    $122,274           $125,573        $124,388        $106,940
Ratio of operating expenses to average net
  assets..................................        0.27%+             0.29%           0.56%           0.95%+
Ratio of net investment income to average
  net assets..............................        8.13%+             8.01%           7.97%           8.27%+
Portfolio turnover rate...................           0%                 4%             88%            259%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian................        0.28%+             0.30%           0.57%             --
Ratio of operating expenses to average net
  assets without waivers, reimbursements
  and/or fees reduced by credits allowed
  by the custodian........................        1.00%+             1.01%           1.09%            N/A
Net investment income per share without
  waivers, reimbursements and/or fees
  reduced by credits allowed by the
  custodian...............................    $   0.34           $   0.65        $   0.62             N/A

---------------

  * Nations Government Income Term Trust 2004, Inc. commenced operations on February 28, 1994.
  +  Annualized.
 ++ Total return represents aggregate total return for the period based on market value.
+++ Per share amounts have been calculated using the monthly average shares method.
 #   Initial offering price net of sales commissions of $0.55 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS                       JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

     Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994.

1.  SIGNIFICANT ACCOUNTING POLICIES.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

     Securities Valuation: The Company's portfolio securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair market value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Securities Transactions and Investment Income: Securities transactions are accounted for on the trade date. Realized gains or losses are computed based on the specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments using the effective yield method, is earned from the settlement date and is recorded on the accrual basis.

     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. Government securities or other high grade debt securities at least equal in value to its commitments for such securities.

     Inverse Floating Rate Obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

     Dividend and Distributions to Shareholders: It is the policy of the Company to declare and pay monthly distributions from net investment income to shareholders. The Company intends to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company.

     Federal Income Taxes: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)           JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A.("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the six months ended June 30, 1997, NBAI voluntarily waived fees of $304,341.

     The Company and NBAI have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a monthly fee equal to an annual rate of 0.15% of the Company's average weekly net assets. For the six months ended June 30, 1997, TradeStreet voluntarily waived all of its fees.

     NationsBank is the Company's administrator. Pursuant to an administration agreement (the "Administration Agreement"), the Company has retained NationsBank to supervise the overall day-to-day operations of the Company and provide various types of administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business.

     As full compensation for the administrative services furnished to the Company and expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the six months ended June 30, 1997, NationsBank voluntarily waived fees of $132,170.

     NationsBank has entered into a sub-administration agreement (the "Sub-Administration Agreement") with First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, pursuant to which First Data provides certain administrative services in support of the operations of the Company. The fees of First Data are paid out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

     No officer, director or employee of NationsBank, NBAI, TradeStreet or First Data, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays each unaffiliated Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

     Boston Safe & Trust Company ("Boston Safe"), a subsidiary of Mellon Trust, serves as the custodian of the Company's assets. The Company accrues a credit on daily cash balances held at Boston Safe. The earnings credit is applied to the monthly custody fee. For the six months ended June 30, 1997, the earnings credit was $2,730.

     First Data also serves as the transfer agent and dividend disbursing agent for the Company.

3.  SECURITIES TRANSACTIONS.

     For the six months ended June 30, 1997, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $425,814 and $5,412,590, respectively.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)           JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

     At June 30, 1997, gross unrealized appreciation and depreciation for tax purposes was $1,825,206 and $2,062,809, respectively.

4.  COMMON STOCK.

     At June 30, 1997, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the six months ended June 30, 1997, the Company repurchased 509,842 shares of its common stock in the open market at a cost of $4,404,380 and an average discount of approximately 9% from its net asset value. All repurchased shares have been retired by the Company.

     Common stock transactions were as follows:

                                                      SIX MONTHS ENDED            YEAR ENDED
                                                          06/30/97                 12/31/96
                                                   ----------------------   ----------------------
                                                    SHARES      AMOUNT       SHARES      AMOUNT
                                                   ======================   ======================
Issued as reinvestment of dividends..............        --            --         --            --
Shares repurchased by the Company................  (509,842)  $(4,404,380)  (490,718)  $(4,005,860)
                                                   --------   -----------   --------   -----------
Total decrease...................................  (509,842)  $(4,404,380)  (490,718)  $(4,005,860)
                                                   ========   ===========   ========   ===========

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

6.  CAPITAL LOSS CARRYFORWARD.

     As of June 30, 1997 the Company had available for Federal income tax purposes a capital loss carryforward of $3,257,997 expiring in the year 2002.

7.  CAPITAL CONTRIBUTION.

     On May 8, 1996, the Company received $8,800,880, after plaintiffs' legal fees, from NationsBank Corporation in connection with a court-approved settlement of a class action lawsuit brought by certain shareholders and former shareholders of the Company against NationsSecurities and several other affiliates of NationsBank Corporation. The Company was not named as a defendant in the lawsuit. In accordance with the settlement, the proceeds of the settlement were used to purchase a U.S. Treasury Note, with a coupon rate of 5.875% and a maturity of February 15, 2004.

8.  LINE OF CREDIT.

     The Company participates in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement dated February 28, 1997 (the "Agreement"). Advances under the Agreement are taken primarily for temporary purposes, including the repurchase of its outstanding common stock. Under the Agreement, the Company may borrow up to the lesser of $5 million or 25% of its net assets. Interest on borrowings is payable at the Federal Funds Rate plus 0.75% on an annualized basis. The Agreement requires, among other things, that the Company maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement. During the period ended June 30, 1997 the Company had not borrowed under the Agreement.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   DIVIDEND REINVESTMENT PLAN
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THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data Investor Services Group, Inc. (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   DIVIDEND REINVESTMENT PLAN (CONTINUED)
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the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash as soon as practicable. Consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   STOCK REPURCHASE PROGRAM
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STOCK REPURCHASE PROGRAM

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
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   ANNUAL MEETING OF STOCKHOLDERS
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ANNUAL MEETING OF STOCKHOLDERS

     On June 6, 1997, the Company held its Annual Meeting of Stockholders in Charlotte, North Carolina. A. Max Walker was re-elected as a Director of the Company for an additional three-year term, to expire in 2000, by the following votes: 9,874,392 For, and 104,745 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountant for the fiscal year ending December 31, 1997, was ratified by the following votes: 9,743,080 For, 49,484 Against, and 186,573 Abstaining.

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                                                                     BULK RATE
                                                                    U.S. POSTAGE
PO Box 34602                                                            PAID
Charlotte, NC 28234-4602                                             BOSTON, MA
Toll Free 1-800-982-2271                                              PERMIT NO.
                                                                        54201
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SA04 6/97